UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05021

BNY Mellon Short Term Municipal Bond Fund
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	03/31
Date of reporting period:	03/31/24

FORM N-CSR

Item 1. Reports to Stockholders.

BNY Mellon Short Term Municipal Bond Fund

ANNUAL REPORT March 31, 2024

IMPORTANT NOTICE – UPCOMING CHANGES TO ANNUAL AND SEMI-ANNUAL REPORTS

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual fund reports (“Reports”). Beginning in July 2024, Reports will be streamlined to highlight key information. Certain information currently included in Reports, including financial statements, will no longer appear in the Reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

If you previously elected to receive the fund’s Reports electronically, you will continue to do so. Otherwise, you will receive paper copies of the fund’s re-designed Reports by USPS mail in the future. If you would like to receive the fund’s Reports (and/or other communications) electronically instead of by mail, please contact your financial advisor or, if you are a direct investor, please log into your mutual fund account at www.bnymellonim.com/us and select “E-Delivery” under the Profile page. You must be registered for online account access before you can enroll in E-Delivery.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from April 1, 2023, through March 31, 2024, as provided by Thomas Casey and Jeffrey Burger, Primary Portfolio Managers of Insight North America LLC, sub-adviser

Market and Fund Performance Overview

For the 12-month period ended March 31, 2024, BNY Mellon Short Term Municipal Bond Fund (the “fund”) produced a total return of 1.96% for Class A shares, 2.11% for Class D shares, 2.22% for Class I shares and 2.30% for Class Y shares.1 In comparison, the fund’s benchmark, the Bloomberg Municipal Bond 1-3 Year Blend Index (the “Index”), which is not subject to fees and expenses like a mutual fund, produced a total return of 2.03% for the same period.2

Municipal bonds generally gained ground during the reporting period, as inflation weakened, and investors increasingly began to anticipate monetary easing by the U.S. Federal Reserve (the “Fed”). The fund’s Class D, I and Y shares outperformed the Index, while Class A shares lagged.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. To pursue its goal, the fund normally invests substantially all (at least 80%) of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal personal income tax. Municipal bonds are debt securities or other obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities, and certain other specified securities.

The fund invests at least 80% of its net assets in municipal bonds rated investment grade (Baa/BBB or higher) at the time of purchase or the unrated equivalent as determined by the fund’s sub-adviser. For additional yield, the fund may invest up to 20% of its net assets in municipal bonds rated, at the time of purchase, below investment grade (“high yield” or “junk” bonds) to as low as Caa/CCC or the unrated equivalent as determined by the fund’s sub-adviser. The fund invests principally in municipal bonds with remaining maturities of five years or less and generally maintains a dollar-weighted average portfolio maturity of one to three years.

The fund's portfolio managers focus on identifying undervalued sectors and securities. To select municipal bonds for the fund, the portfolio managers use fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and actively trade among various sectors and securities based on their apparent relative values. The fund seeks to invest in several different sectors, but may overweight particular sectors depending on each sector's relative value at a given time. A rigorous sell discipline is employed to continuously evaluate all fund holdings. Current holdings may become sell candidates if creditworthiness is deteriorating, if bonds with better risk and return characteristics become available, or if the holding no longer meets the portfolio managers' strategic or structural objectives.

Market Benefits from Falling Inflation, but Timing of Rate Cuts Uncertain

The municipal bond market experienced weakness due to higher rates through much of the reporting period, but toward the end of 2023, declining inflation and investor anticipation of Fed rate cuts provided the market with support. As the first quarter of 2024 progressed, however, investors became less optimistic that the anticipated rate cuts would materialize as expected.

The Fed continued to make progress in reducing pricing pressures early in the reporting period. It raised the federal funds rate twice, in May and July 2023, bringing the target rate to 5.25%–5.50%. But with inflation seemingly trending downward toward the 2.0% target, the Fed left rates unchanged through the remainder of the period.

The yield on the 10-year Treasury trended higher as well, but despite the higher rates, the U.S. economy surprised investors by continuing to avoid a long-anticipated recession. The economy grew by 2.1% in the second quarter of 2023, 4.9% in the third quarter and 3.4% in the fourth quarter. Growth apparently was also relatively strong, above 2.0% annualized, in the first quarter of 2024, as indicated by the Atlanta Federal Reserve Bank’s GDPNow model.

With inflation continuing to ease late in 2023, investors began to look ahead to interest-rate reductions by the Fed. Heading into 2024, municipal mutual bond funds began to receive inflow from retail investors, who had largely been absent, resulting in favorable technical conditions as demand was more than adequate to handle increasing new issue supply.

The surprisingly strong economy, including a robust labor market, bolstered the case that the Fed would achieve a “soft landing” — taming inflation while avoiding a recession. But inflation remained above the Fed’s 2% target. In fact, the personal consumption expenditure (“PCE”) index rose to 2.5% year over year in February 2024, though the core PCE, which excludes food and energy, edged downward to 2.8%. Like the PCE, the consumer price index has remained higher than expected in 2024.

The relative stubbornness of inflation further raised the odds that rate cuts anticipated to occur in early-to-mid 2024 would be delayed. This caused the market to move sideways during the first months of 2024. However, this kept valuations at attractive levels, extending the opportunity for interested investors.

Revenue Bonds Drove Returns

The fund’s outperformance versus the Index was assisted primarily by an overweight to revenue bonds, especially in the airport sector. Additionally, underweights to water & sewer and special tax sectors were both beneficial. Certain security selections also contributed, especially bonds from the state of New Jersey.

On the other hand, while the duration positioning had a neutral effect, the fund’s exposure to longer maturities, especially those over three years, hindered performance as these were hurt more by inflation. The fund’s neutral exposure to the front end of the curve also detracted as shorter maturities outperformed. Overweights in education and public power hampered returns as well. The fund did not make use of derivatives during the reporting period.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Rate Cut Expectations Are More Moderate

Market sentiment has shifted somewhat, and the number of anticipated rate cuts by the Fed is now less than expected not long ago. Employment remains strong, and inflation has proved to be higher than anticipated. On the plus side, this means that the entry point for the municipal bond market is attractive, as yields remain high. Inflows to municipal bond mutual funds have picked up, however, and we believe they are likely to remain strong.

Historically, the municipal bond market has performed well when the Fed has ended a tightening cycle, and an end to tightening remains a likely scenario as 2024 progresses. The presidential election in November 2024 adds some uncertainty to this outlook and is likely to result in issuance earlier in the year than would otherwise be the case. Nevertheless, we will continue to monitor the likely effects of the election and adjust the portfolio as necessary.

April 15, 2024

1  Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares. Class D, I and Y shares are not subject to any initial or deferred sales charge. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are taxable. Return figures provided reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect until August 1, 2024, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, the fund’s returns would have been lower. Past performance is no guarantee of future results.

2  Source: FactSet — The Bloomberg Municipal Bond 1-3 Year Blend Index is an unmanaged total return performance benchmark for the investment grade, geographically unrestricted 3-year tax-exempt bond market, consisting of municipal bonds with maturities of 1-3 years.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class D shares and Class I shares of BNY Mellon Short Term Municipal Bond Fund with a hypothetical investment of $10,000 in the Bloomberg Municipal Bond 1 to 3 Year Blend Index (the “Index”).

†  Source: FactSet

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in Class A shares, Class D shares and Class I shares of BNY Mellon Short Term Municipal Bond Fund on 3/31/14 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses of the applicable classes. The Index is an unmanaged total return performance benchmark for the investment grade, geographically unrestricted 3-year tax-exempt bond market, consisting of municipal bonds with maturities of 1-3 years. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Short Term Municipal Bond Fund with a hypothetical investment of $1,000,000 in the Bloomberg Municipal Bond 1 to 3 Year Blend Index (the “Index”).

†  Source: FactSet

Past performance is not predictive of future performance.

The above graph compares a hypothetical $1,000,000 investment made in Class Y shares of BNY Mellon Short Term Municipal Bond Fund on 3/31/14 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the graph above takes into account all applicable fees and expenses of the fund’s Class Y shares. The Index is an unmanaged total return performance benchmark for the investment grade, geographically unrestricted 3-year tax-exempt bond market, consisting of municipal bonds with maturities of 1-3 years. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 3/31/2024
	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (2.50%)	-.58%	.02%	.40%
without sales charge	1.96%	.53%	.65%
Class D shares	2.11%	.68%	.80%
Class I shares	2.22%	.78%	.90%
Class Y shares	2.30%	.79%	.88%
Bloomberg Municipal Bond 1 to 3 Year Blend Index	2.03%	1.10%	1.16%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Short Term Municipal Bond Fund from October 1, 2023 to March 31, 2024. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended March 31, 2024

	Class A	Class D	Class I	Class Y
Expenses paid per $1,000†	$3.15	$2.39	$1.93	$1.93
Ending value (after expenses)	$1,029.40	$1,030.20	$1,030.70	$1,031.60

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended March 31, 2024

	Class A	Class D	Class I	Class Y
Expenses paid per $1,000†	$3.13	$2.38	$1.92	$1.92
Ending value (after expenses)	$1,021.90	$1,022.65	$1,023.10	$1,023.10
†

Expenses are equal to the fund’s annualized expense ratio of .62% for Class A, .47% for Class D, .38% for Class I and .38% for Class Y, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

March 31, 2024

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.2%
Alabama - 1.7%
Black Belt Energy Gas District, Revenue Bonds (Project No. 4) Ser. A1	4.00	12/1/2025	1,250,000	[a]	1,254,847
Black Belt Energy Gas District, Revenue Bonds, Ser. B	5.00	12/1/2028	1,000,000		1,055,386
				2,310,233
Arizona - 2.8%
Arizona Industrial Development Authority, Revenue Bonds (Sustainable Bond) (Equitable School Revolving Fund Obligated Group) Ser. A	4.00	11/1/2025	600,000		603,533
Arizona Industrial Development Authority, Revenue Bonds (Sustainable Bond) (Equitable School Revolving Fund Obligated Group) Ser. A	4.00	11/1/2024	600,000		600,062
Arizona Industrial Development Authority, Revenue Bonds (Sustainable Bond) (Equitable School Revolving Fund Obligated Group) Ser. A	5.00	11/1/2028	2,565,000		2,732,993
				3,936,588
California - 4.3%
California Municipal Finance Authority, Revenue Bonds (Sustainable Bond) (Orchard Park) (Insured; Build America Mutual)	5.00	5/15/2025	350,000		354,352
California Municipal Finance Authority, Revenue Bonds (United Airlines Project)	4.00	7/15/2029	1,285,000		1,275,878
California Pollution Control Financing Authority, Revenue Bonds (Waste Management Project) Ser. A	2.50	5/1/2024	2,625,000	[a]	2,622,069
California University, Revenue Bonds, Refunding, Ser. B2	0.55	11/1/2026	2,000,000	[a]	1,802,069
				6,054,368

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.2% (continued)
Colorado - .5%
Regional Transportation District, Revenue Bonds, Refunding (Denver Transit Partners) Ser. A	3.00	1/15/2026	600,000	590,460
Vauxmont Metropolitan District, GO, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	12/15/2024	130,000	131,074
				721,534
Connecticut - 1.2%
Connecticut, Special Tax Bonds, Ser. A	5.00	5/1/2025	600,000	610,911
Connecticut Housing Finance Authority, Revenue Bonds, Refunding, Ser. C2	5.00	11/15/2025	1,000,000	1,018,301
				1,629,212
District of Columbia - 2.2%
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding, Ser. A	5.00	10/1/2027	3,000,000	3,012,311
Florida - 4.7%
Broward County School District, COP, Refunding, Ser. B	5.00	7/1/2029	2,365,000	2,618,133
Collier County Industrial Development Authority, Revenue Bonds (NCH Healthcare System Project) Ser. B1	5.00	10/1/2029	1,000,000	[a] 1,082,466
Miami-Dade County Seaport Department, Revenue Bonds, Refunding, Ser. A	5.00	10/1/2026	2,100,000	2,170,095
Village Community Development District No. 15, Special Assessment Bonds	4.25	5/1/2028	700,000	[b] 707,971
				6,578,665
Georgia - 1.5%
Main Street Natural Gas, Revenue Bonds, Ser. A	5.00	6/1/2026	1,100,000	1,114,472
Savannah Economic Development Authority, Revenue Bonds, Refunding (International Paper Co.)	1.90	8/1/2024	1,000,000	986,232
				2,100,704
Illinois - 9.0%
Chicago Metropolitan Water Reclamation District, GO, Refunding, Ser. C	5.00	12/1/2025	3,680,000	3,777,891
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. C	5.00	1/1/2025	1,000,000	1,006,518

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.2% (continued)
Illinois - 9.0% (continued)
Chicago Park District, GO, Refunding, Ser. B	5.00	1/1/2025	1,000,000		1,000,838
Chicago Park District, GO, Refunding, Ser. C	5.00	1/1/2028	1,630,000		1,728,780
Cook County II, GO, Refunding, Ser. A	5.00	11/15/2026	1,000,000		1,043,902
Illinois, GO, Refunding, Ser. D	5.00	7/1/2027	1,000,000		1,056,741
Illinois Finance Authority, Revenue Bonds, Refunding (OSF Healthcare System Obligated Group) Ser. B1	5.00	11/15/2024	2,000,000	[a]	2,001,127
Sales Tax Securitization Corp., Revenue Bonds, Refunding, Ser. A	5.00	1/1/2025	1,000,000		1,010,052
				12,625,849
Indiana - 5.3%
Indiana Finance Authority, Revenue Bonds (Indiana University Health Obligated Group) Ser. B1	5.00	7/1/2028	2,950,000	[a]	3,140,109
Indiana Finance Authority, Revenue Bonds, Refunding (Indianapolis Power & Light Co.) Ser. A	3.13	12/1/2024	3,000,000		2,974,398
Indiana Health Facility Financing Authority, Revenue Bonds (Ascension Health Credit Group) Ser. A	4.00	11/1/2025	1,295,000		1,311,380
				7,425,887
Iowa - 2.7%
Iowa Finance Authority, Revenue Bonds, Refunding (Lifespace Communities Obligated Group) Ser. B	6.60	5/15/2028	1,000,000		1,033,052
PEFA, Revenue Bonds (Gas Project)	5.00	9/1/2026	2,715,000	[a]	2,780,253
				3,813,305
Louisiana - 1.4%
East Baton Rouge Sewerage Commission, Revenue Bonds, Refunding, Ser. B	5.00	2/1/2025	1,000,000		1,013,037
St. John the Baptist Parish, Revenue Bonds, Refunding (Marathon Oil Corp.)	2.10	7/1/2024	1,000,000	[a]	993,829
				2,006,866
Maine - .7%
Maine Finance Authority, Revenue Bonds, Refunding (Student Loan Revenue Bond) (Insured; Assured Guaranty Municipal Corp.) Ser. A1	5.00	12/1/2024	1,000,000		1,006,057

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.2% (continued)
Maryland - 2.9%
Maryland Health & Higher Educational Facilities Authority, Revenue Bonds, Refunding (University of Maryland Medical System Obligated Group) Ser. B1	5.00	7/1/2025	4,000,000	[a] 4,035,784
Massachusetts - .9%
Massachusetts Educational Financing Authority, Revenue Bonds (Educational Loan Revenue Bond)	5.00	7/1/2025	750,000	762,122
Massachusetts Port Authority, Revenue Bonds (Sustainable Bond) Ser. A	5.00	7/1/2028	500,000	532,426
				1,294,548
Michigan - 3.7%
Lansing Board of Water & Light, Revenue Bonds, Ser. B	2.00	7/1/2026	2,000,000	[a] 1,900,438
Michigan Strategic Fund, Revenue Bonds (I-75 Improvement Project)	5.00	6/30/2024	2,000,000	1,998,127
Saginaw Hospital Finance Authority, Revenue Bonds, Refunding (Covenant Medical Center)	5.00	7/1/2025	625,000	632,205
Saginaw Hospital Finance Authority, Revenue Bonds, Refunding (Covenant Medical Center)	5.00	7/1/2024	715,000	716,449
				5,247,219
Nevada - 1.9%
Clark County School District, GO (Insured; Assured Guaranty Municipal Corp.) Ser. A	3.00	6/15/2025	1,300,000	1,289,010
Humboldt County, Revenue Bonds, Refunding (Sierra Pacific Power Company Project) Ser. B	3.55	10/1/2029	1,380,000	1,390,613
				2,679,623
New Jersey - 3.8%
New Jersey Higher Education Student Assistance Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2028	1,300,000	1,362,348
New Jersey Higher Education Student Assistance Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2027	1,300,000	1,348,446

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.2% (continued)
New Jersey - 3.8% (continued)
New Jersey Higher Education Student Assistance Authority, Revenue Bonds, Ser. B	5.00	12/1/2025	850,000		865,561
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2029	1,670,000		1,795,015
				5,371,370
New Mexico - .7%
New Mexico Finance Authority, Revenue Bonds, Ser. A	5.00	6/15/2025	1,000,000		1,020,567
New York - 7.5%
New York City, GO, Refunding, Ser. A1	5.00	8/1/2025	2,000,000		2,047,855
New York City Housing Development Corp., Revenue Bonds (Sustainable Bond) (Insured; Federal Housing Administration) Ser. F2	0.60	7/1/2025	985,000	[a]	935,690
New York City Transitional Finance Authority, Revenue Bonds, Refunding, Ser. D1	5.00	11/1/2028	1,500,000		1,648,246
New York Transportation Development Corp., Revenue Bonds (Delta Air Lines)	5.00	1/1/2028	1,500,000		1,562,230
New York Transportation Development Corp., Revenue Bonds (JFK International Air Terminal)	5.00	12/1/2027	1,000,000		1,046,658
New York Transportation Development Corp., Revenue Bonds, Refunding (JFK International Air Terminal)	5.00	12/1/2025	2,600,000		2,659,831
Triborough Bridge & Tunnel Authority, Revenue Bonds, Ser. A1	5.00	5/15/2029	600,000		669,488
				10,569,998
North Carolina - 3.7%
North Carolina Medical Care Commission, Revenue Bonds (Caromont Health Obligated Group) Ser. B	5.00	2/1/2026	2,000,000	[a]	2,053,823
North Carolina Medical Care Commission, Revenue Bonds (The United Methodist Retirement Homes Obligated Group)	4.25	10/1/2028	300,000		301,599
The Charlotte-Mecklenburg Hospital Authority, Revenue Bonds (Atrium Health Obligated Group) Ser. B	5.00	12/2/2024	2,750,000	[a]	2,774,913
				5,130,335

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.2% (continued)
Ohio - 2.7%
Ohio, Revenue Bonds (Cleveland Clinic Health System Obligated Group)	2.75	5/1/2028	1,000,000	[a] 976,866
Ohio, Revenue Bonds (Mental Health Facilities Improvement) Ser. A	5.00	6/1/2025	2,790,000	2,845,545
				3,822,411
Pennsylvania - 11.1%
Chester County Industrial Development Authority, Revenue Bonds Avon (Grove Charter School)	5.00	3/1/2027	1,500,000	1,525,430
Delaware River Joint Toll Bridge Commission, Revenue Bonds, Ser. A	5.00	7/1/2025	1,000,000	1,021,075
Pennsylvania Economic Development Financing Authority, Revenue Bonds (Waste Management Project)	2.15	7/1/2024	2,500,000	[a] 2,479,695
Pennsylvania Higher Education Assistance Agency, Revenue Bonds, Ser. A	5.00	6/1/2029	2,970,000	3,131,592
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.25	7/15/2028	185,000	203,220
Pennsylvania Turnpike Commission, Revenue Bonds, Ser. B	5.00	12/1/2025	1,000,000	1,027,746
Philadelphia, GO, Ser. A	5.00	5/1/2025	5,000,000	5,086,122
The Philadelphia School District, GO (Insured; State Aid Withholding) Ser. A	5.00	9/1/2028	1,000,000	1,072,039
				15,546,919
Rhode Island - .5%
Rhode Island Student Loan Authority, Revenue Bonds, Ser. A	5.00	12/1/2026	725,000	747,752
South Carolina - 3.0%
Charleston Educational Excellence Finance Corp., Revenue Bonds, Refunding (Charleston County School District)	5.00	12/1/2028	1,000,000	1,097,127
Piedmont Municipal Power Agency, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2027	3,000,000	3,126,059
				4,223,186

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.2% (continued)
Tennessee - 1.4%
Memphis-Shelby County Airport Authority, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2025	2,000,000		2,026,463
Texas - 7.6%
Brazos Higher Education Authority, Revenue Bonds (Student Loan Program) Ser. 1A	5.00	4/1/2025	685,000		690,414
Central Texas Regional Mobility Authority, BAN, Ser. F	5.00	1/1/2025	1,500,000		1,503,984
Clifton Higher Education Finance Corp., Revenue Bonds, Refunding (International Leadership of Texas) (Insured; Permanent School Fund Guarantee Program)	5.00	8/15/2029	1,000,000		1,097,237
Houston Airport System, Revenue Bonds (United Airlines) Ser. C	5.00	7/15/2028	1,000,000		1,023,531
Houston Airport System, Revenue Bonds, Refunding (United Airlines)	5.00	7/1/2029	1,000,000		1,000,390
Lewisville Independent School District, GO, Refunding (Insured; Permanent School Fund Guarantee Program)	5.00	8/15/2025	1,000,000		1,023,678
Lower Colorado River Authority, Revenue Bonds, Refunding, Ser. B	5.00	5/15/2026	1,390,000		1,408,750
Lubbock Electric Light & Power System, Revenue Bonds, Refunding	5.00	4/15/2026	675,000		698,528
Tarrant County College District, GO	5.00	8/15/2025	2,180,000		2,229,555
				10,676,067
U.S. Related - 4.2%
Puerto Rico, GO, Ser. A1	5.38	7/1/2025	2,000,000		2,040,541
Puerto Rico, GO, Ser. A1	5.63	7/1/2027	2,000,000		2,128,633
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2024	1,725,000	[b]	1,730,039
				5,899,213
Virginia - .7%
Chesapeake Economic Development Authority, Revenue Bonds (Virginia Electric & Power Co.)	3.65	10/1/2027	1,000,000	[a]	999,445
Washington - 2.4%
Grant County Public Utility District No. 2, Revenue Bonds, Refunding, Ser. R	2.00	12/1/2025	2,000,000	[a]	1,952,185

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.2% (continued)
Washington - 2.4% (continued)
Washington Housing Finance Commission, Revenue Bonds, Refunding (Emerald Heights Project) Ser. A	5.00	7/1/2029	770,000	823,744
Washington Housing Finance Commission, Revenue Bonds, Refunding (Emerald Heights Project) Ser. A	5.00	7/1/2028	550,000	581,823
				3,357,752
Wisconsin - 2.5%
Public Finance Authority, Revenue Bonds (Astro Texas Land Project)	5.50	12/15/2028	2,500,000	[b] 2,514,278
Wisconsin Health & Educational Facilities Authority, Revenue Bonds (Forensic Science & Protective Medicine Collaboration)	5.00	8/1/2027	1,000,000	[b] 1,022,806
				3,537,084
Total Investments (cost $141,859,187)			99.2%	139,407,315
Cash and Receivables (Net)			0.8%	1,091,396
Net Assets			100.0%	140,498,711

a These securities have a put feature; the date shown represents the put date and the bond holder can take a specific action to retain the bond after the put date.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2024, these securities were valued at $5,975,094 or 4.25% of net assets.

Portfolio Summary (Unaudited) †	Value (%)
General Obligation	15.8
Development	15.1
Medical	13.3
General	11.0
Education	7.8
Airport	7.3
Student Loan	7.1
Transportation	5.4
Power	5.3
School District	2.4
Water	2.0
Nursing Homes	1.9
Utilities	1.8
Tobacco Settlement	1.3
Single Family Housing	.7
Multifamily Housing	.7
Housing	.3
99.2

† Based on net assets.

See notes to financial statements.

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance Company	AMBAC	American Municipal Bond Assurance Corporation
BAN	Bond Anticipation Notes	BSBY	Bloomberg Short-Term Bank Yield Index
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EFFR	Effective Federal Funds Rate	FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association	GO	General Obligation
IDC	Industrial Development Corporation	LOC	Letter of Credit
LR	Lease Revenue	NAN	Note Anticipation Notes
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
MUNIPSA	Securities Industry and Financial Markets Association Municipal Swap Index Yield	OBFR	Overnight Bank Funding Rate
PILOT	Payment in Lieu of Taxes	PRIME	Prime Lending Rate
PUTTERS	Puttable Tax-Exempt Receipts	RAC	Revenue Anticipation Certificates
RAN	Revenue Anticipation Notes	RIB	Residual Interest Bonds
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SOFR	Secured Overnight Financing Rate	TAN	Tax Anticipation Notes
TRAN	Tax and Revenue Anticipation Notes	TSFR	Term Secured Overnight Financing Rate
USBMMY	U.S. Treasury Bill Money Market Yield	U.S. T-BILL	U.S. Treasury Bill
XLCA	XL Capital Assurance

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2024

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	141,859,187	139,407,315
Cash		249,597
Interest receivable		1,754,528
Receivable for shares of Beneficial Interest subscribed		16,639
Prepaid expenses		37,840
		141,465,919
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		37,743
Payable for investment securities purchased		504,514
Payable for shares of Beneficial Interest redeemed		340,638
Trustees’ fees and expenses payable		762
Other accrued expenses		83,551
		967,208
Net Assets ($)		140,498,711
Composition of Net Assets ($):
Paid-in capital		147,934,488
Total distributable earnings (loss)		(7,435,777)
Net Assets ($)		140,498,711

Net Asset Value Per Share	Class A	Class D	Class I	Class Y
Net Assets ($)	9,059,596	106,685,857	24,752,294	964
Shares Outstanding	716,023	8,432,841	1,955,968	76.45
Net Asset Value Per Share ($)	12.65	12.65	12.65	12.61

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended March 31, 2024

Investment Income ($):
Interest Income	2,826,105
Expenses:
Management fee—Note 3(a)	400,779
Service plan fees—Note 3(b)	118,649
Shareholder servicing costs—Note 3(c)	98,706
Professional fees	95,504
Registration fees	67,209
Chief Compliance Officer fees—Note 3(c)	18,806
Prospectus and shareholders’ reports	14,106
Trustees’ fees and expenses—Note 3(d)	9,070
Loan commitment fees—Note 2	3,828
Custodian fees—Note 3(c)	3,032
Miscellaneous	36,348
Total Expenses	866,037
Less—reduction in expenses due to undertaking—Note 3(a)	(94,432)
Less—reduction in fees due to earnings credits—Note 3(c)	(24,956)
Net Expenses	746,649
Net Investment Income	2,079,456
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(1,914,392)
Net change in unrealized appreciation (depreciation) on investments	2,939,633
Net Realized and Unrealized Gain (Loss) on Investments	1,025,241
Net Increase in Net Assets Resulting from Operations	3,104,697

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31,
	2024	2023
Operations ($):
Net investment income	2,079,456	1,642,956
Net realized gain (loss) on investments	(1,914,392)	(2,488,779)
Net change in unrealized appreciation (depreciation) on investments	2,939,633	1,841,962
Net Increase (Decrease) in Net Assets Resulting from Operations	3,104,697	996,139
Distributions ($):
Distributions to shareholders:
Class A	(119,022)	(98,432)
Class D	(1,519,939)	(1,131,662)
Class I	(425,627)	(409,760)
Class Y	(14)	(99)
Total Distributions	(2,064,602)	(1,639,953)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	286,595	4,421,125
Class D	5,719,922	13,227,795
Class I	9,958,174	35,606,504
Distributions reinvested:
Class A	100,759	87,900
Class D	1,371,438	1,028,037
Class I	421,279	404,732
Class Y	-	80
Cost of shares redeemed:
Class A	(3,513,606)	(14,269,056)
Class D	(36,180,988)	(47,199,244)
Class I	(24,699,630)	(63,556,793)
Class Y	-	(14,515)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(46,536,057)	(70,263,435)
Total Increase (Decrease) in Net Assets	(45,495,962)	(70,907,249)
Net Assets ($):
Beginning of Period	185,994,673	256,901,922
End of Period	140,498,711	185,994,673

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended March 31,
	2024	2023
Capital Share Transactions (Shares):
Class A
Shares sold	22,819	355,505
Shares issued for distributions reinvested	8,042	7,054
Shares redeemed	(281,010)	(1,141,577)
Net Increase (Decrease) in Shares Outstanding	(250,149)	(779,018)
Class D
Shares sold	456,802	1,058,298
Shares issued for distributions reinvested	109,450	82,535
Shares redeemed	(2,893,398)	(3,785,506)
Net Increase (Decrease) in Shares Outstanding	(2,327,146)	(2,644,673)
Class I
Shares sold	797,900	2,855,499
Shares issued for distributions reinvested	33,621	32,481
Shares redeemed	(1,969,514)	(5,108,090)
Net Increase (Decrease) in Shares Outstanding	(1,137,993)	(2,220,110)
Class Y
Shares issued for distributions reinvested	-	6
Shares redeemed	-	(1,169)
Net Increase (Decrease) in Shares Outstanding	-	(1,163)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended March 31,
Class A Shares	2024	2023	2022	2021	2020
Per Share Data ($):
Net asset value, beginning of period	12.55	12.55	13.11	12.91	12.91
Investment Operations:
Net investment income[a]	.14	.08	.09	.13	.16
Net realized and unrealized gain (loss) on investments	.10	.00[b]	(.57)	.20	.01
Total from Investment Operations	.24	.08	(.48)	.33	.17
Distributions:
Dividends from net investment income	(.14)	(.08)	(.08)	(.13)	(.17)
Net asset value, end of period	12.65	12.55	12.55	13.11	12.91
Total Return (%)[c]	1.96	.62	(3.65)	2.54	1.29
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.71	.68	.67	.67	.68
Ratio of net expenses to average net assets	.62	.64	.64	.64	.64
Ratio of net investment income to average net assets	1.14	.61	.65	.97	1.27
Portfolio Turnover Rate	31.94	14.82	31.30	21.22	47.12
Net Assets, end of period ($ x 1,000)	9,060	12,127	21,910	29,784	30,087

a Based on average shares outstanding.

b Amount shown represents less than $.01 per share.

c Exclusive of sales charge.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended March 31,
Class D Shares	2024	2023	2022	2021	2020
Per Share Data ($):
Net asset value, beginning of period	12.55	12.55	13.11	12.91	12.91
Investment Operations:
Net investment income[a]	.16	.09	.10	.15	.18
Net realized and unrealized gain (loss) on investments	.10	.01	(.56)	.20	.01
Total from Investment Operations	.26	.10	(.46)	.35	.19
Distributions:
Dividends from net investment income	(.16)	(.10)	(.10)	(.15)	(.19)
Net asset value, end of period	12.65	12.55	12.55	13.11	12.91
Total Return (%)	2.11	.77	(3.51)	2.70	1.44
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.54	.52	.53	.53	.53
Ratio of net expenses to average net assets	.47	.49	.49	.49	.49
Ratio of net investment income to average net assets	1.29	.76	.79	1.12	1.43
Portfolio Turnover Rate	31.94	14.82	31.30	21.22	47.12
Net Assets, end of period ($ x 1,000)	106,686	135,030	168,256	185,909	182,713

a Based on average shares outstanding.

See notes to financial statements.

	Year Ended March 31,
Class I Shares	2024	2023	2022	2021	2020
Per Share Data ($):
Net asset value, beginning of period	12.55	12.56	13.11	12.91	12.91
Investment Operations:
Net investment income[a]	.17	.11	.11	.16	.20
Net realized and unrealized gain (loss) on investments	.11	(.01)	(.54)	.20	-
Total from Investment Operations	.28	.10	(.43)	.36	.20
Distributions:
Dividends from net investment income	(.18)	(.11)	(.12)	(.16)	(.20)
Net asset value, end of period	12.65	12.55	12.56	13.11	12.91
Total Return (%)	2.22	.79	(3.33)	2.79	1.54
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.47	.47	.47	.47	.49
Ratio of net expenses to average net assets	.38	.39	.39	.39	.39
Ratio of net investment income to average net assets	1.38	.86	.87	1.22	1.53
Portfolio Turnover Rate	31.94	14.82	31.30	21.22	47.12
Net Assets, end of period ($ x 1,000)	24,752	38,837	66,721	62,981	69,664

a Based on average shares outstanding.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended March 31,
Class Y Shares	2024	2023	2022	2021	2020
Per Share Data ($):
Net asset value, beginning of period	12.51	12.52	13.07	12.88	12.87
Investment Operations:
Net investment income[a]	.17	.11	.12	.16	.20
Net realized and unrealized gain (loss) on investments	.11	(.02)	(.55)	.19	.01
Total from Investment Operations	.28	.09	(.43)	.35	.21
Distributions:
Dividends from net investment income	(.18)	(.10)	(.12)	(.16)	(.20)
Net asset value, end of period	12.61	12.51	12.52	13.07	12.88
Total Return (%)	2.30	.76	(3.35)	2.73	1.64
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.47	.47	.75	.75	1.99
Ratio of net expenses to average net assets	.38	.39	.39	.39	.39
Ratio of net investment income to average net assets	1.38	.85	.89	1.22	1.54
Portfolio Turnover Rate	31.94	14.82	31.30	21.22	47.12
Net Assets, end of period ($ x 1,000)	1	1	16	16	16

a Based on average shares outstanding.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Short Term Municipal Bond Fund (the “fund”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), is a diversified open-end management investment company. The fund’s investment objective is to seek to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Insight North America LLC (the “Sub-Adviser”), an indirect wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class D, Class I and Class Y. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $250,000 or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year and bear Shareholder Services Plan fees. Class D shares are sold at net asset value per share directly by the Adviser and through certain banks and fund supermarkets, and as a part of certain wrap-fee programs and bear Service Plan fees. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Service or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Service or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of March 31, 2024, MBC Investments Corporation, an indirect subsidiary of BNY Mellon, held all of the outstanding Class Y shares of the fund.

NOTES TO FINANCIAL STATEMENTS (continued)

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The fund’s Board of Trustees (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in municipal securities are valued each business day by an independent pricing service (the “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Municipal investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service is engaged under the general oversight of the Board. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the inputs used as of March 31, 2024 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Municipal Securities	-	139,407,315	-	139,407,315

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.

Municipal Securities Risk: The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund’s investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state, territory or possession of the United States in which the fund invests may have an impact on the fund’s share price. Any credit impairment could adversely impact the value of their bonds, which could negatively impact the performance of the fund.

(d) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from net investment income. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2024, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2024, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended March 31, 2024 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At March 31, 2024, the components of accumulated earnings on a tax basis were as follows: undistributed tax-exempt income $279,822, accumulated capital losses $5,270,266 and unrealized depreciation $2,444,845.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to March 31, 2024. The fund has $782,584 of short-term capital losses and $4,487,682 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal years ended March 31, 2024 and March 31, 2023 were as follows: tax-exempt income $2,064,602 and $1,639,953, respectively.

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $738 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $618 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $120 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 27, 2023, the Citibank Credit Facility was $823.5 million with Tranche A available in an amount equal to $688.5 million and Tranche B available in an amount equal to $135 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended March 31, 2024, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .25% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from April 1, 2023 through August 1, 2024, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the fund’s share classes (excluding Rule 12b-1 Service Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .39% of the value of the fund’s average daily net assets. On or after August 1, 2024, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $94,432 during the period ended March 31, 2024.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .12% of the value of the fund’s average daily net assets.

(b) Under the Service Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class D shares pay the Distributor for distributing its shares at an annual rate of .10% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of shares owned by shareholders with whom the Service Agent has a servicing relationship or for whom the Service Agent is the dealer or holder of record and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. Pursuant to the Plan, Class D shares bear (i) the costs of preparing, printing and distributing prospectuses and statements of additional information used other than for regulatory purposes or distribution to existing shareholders, and (ii) the costs associated with implementing and operating the Plan (such as costs of printing and mailing service agreements), the aggregate of such amounts not to exceed in any fiscal year of the fund the greater of $100,000 or .005% of the value of its average daily net assets for any full fiscal year. During the period ended March 31, 2024, Class D shares were charged $118,649 pursuant to the Service Plan.

(c) Under the Shareholder Services Plan, Class A shares pay the Distributor at an annual rate of .25% of the value of its average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2024, Class A shares were charged $26,392, pursuant to the Shareholder Services Plan.

The fund has arrangements with BNY Mellon Transfer, Inc., (the “Transfer Agent”) and The Bank of New York Mellon (the “Custodian”), both a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent and Custodian fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, and custody net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended March 31, 2024, the fund was charged $31,847 for transfer agency services.

NOTES TO FINANCIAL STATEMENTS (continued)

These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $21,924.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended March 31, 2024, the fund was charged $3,032 pursuant to the custody agreement. These fees were offset by earnings credits of $3,032.

The fund compensates the Custodian, under a shareholder redemption draft processing agreement, for providing certain services related to the fund’s check writing privilege. During the period ended March 31, 2024, the fund was charged $1,887 pursuant to the agreement, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended March 31, 2024, the fund was charged $18,806 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $29,974, Service Plan fees of $9,114, Shareholder Services Plan fees of $1,920, Custodian fees of $918, Chief Compliance Officer fees of $3,154 and Transfer Agent fees of $5,871, which are offset against expense reimbursement currently in effect in the amount of $13,208.

(d) Each board member of the fund also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and meeting attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2024, amounted to $50,698,411 and $91,380,495, respectively.

At March 31, 2024, the cost of investments for federal income tax purposes was $141,852,160; accordingly, accumulated net unrealized depreciation on investments was $2,444,845, consisting of $395,344 gross unrealized appreciation and $2,840,189 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of BNY Mellon Short Term Municipal Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Short Term Municipal Bond Fund (the “Fund”), including the statement of investments, as of March 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at March 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
May 23, 2024

ADDITIONAL INFORMATION (Unaudited)

UPDATES TO SALES CHARGE REDUCTIONS AND WAIVERS AVAILABLE FROM CERTAIN FINANCIAL INTERMEDIARIES:

The availability of certain sales charge reductions and waivers will depend on whether you purchase fund shares directly from the fund or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of front-end sales load reductions or waivers or CDSC waivers, which are described in the fund’s prospectus. In all instances, it is the investor’s responsibility to notify the fund or the investor’s financial intermediary at the time of purchase of any relationship or other facts qualifying the investor for sales charge reductions or waivers. For reductions or waivers not available through a particular financial intermediary, investors will have to purchase fund shares directly from the fund or through another financial intermediary to receive these reductions or waivers.

Edward Jones

Clients of Edward D. Jones & Co., L.P. (Edward Jones) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge reductions and waivers, which can differ from the sales charge reductions and waivers described elsewhere in the fund’s prospectus or the SAI or through another financial intermediary. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of BNY Mellon Family of Funds, or other facts qualifying the purchaser for sales charge reductions or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Front-end sales charge reductions on Class A shares purchased on the Edward Jones commission and fee-based platforms

Shareholders purchasing Class A shares of the fund on the Edward Jones commission and fee-based platforms can reduce their initial sales charge in the following ways:

• Transaction size breakpoints, as described in the fund’s prospectus.

• Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts as described in the fund’s prospectus, will be calculated based on the aggregated holdings of shares of funds in the BNY Mellon Family of Funds (except certain money market funds and any assets held in group retirement plans) held by the purchaser or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”) and, if grouping assets as a shareholder, includes all share classes of such funds held on the Edward Jones platform and/or held on another platform. Shares of funds in the BNY Mellon Family of Funds may be included in the ROA calculation only if the shareholder notifies Edward Jones about such shares. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge. The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level. For purposes of determining the value of a shareholder’s aggregated holdings, eligible shares held will be valued at the higher of their cost minus redemptions or current market value.

• Letter of intent (LOI), which allows for breakpoint discounts as described in the fund’s prospectus, based on anticipated purchases of shares of funds in the BNY Mellon Family of Funds purchased over a 13-month period from the date Edward Jones receives the LOI. Eligible shares purchased pursuant to a LOI will be valued at the higher of their cost or current market value for purposes of determining the front-end sales charge and any breakpoint discounts with respect to such share purchases. Each purchase a shareholder makes pursuant to a LOI during the 13-month period will receive the front-end sales charge and breakpoint discount that applies to the total amount indicated in the LOI. Shares of funds in the BNY Mellon Family of Funds may be included in the LOI calculation only if the shareholder notifies Edward Jones about such shares at the time of calculation. Shares purchased before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid by the shareholder. The sales charge will be adjusted if the shareholder does not meet the goal indicated in the LOI. If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Front-end sales charge waivers on Class A shares purchased on the Edward Jones commission and fee-based platforms

Shareholders purchasing Class A shares of the fund on the Edward Jones commission and fee-based platforms may purchase Class A shares at NAV without payment of a sales charge as follows:

• shares purchased by associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures)

• shares purchased in an Edward Jones fee-based program

ADDITIONAL INFORMATION (Unaudited) (continued)

• shares purchased through reinvestment of dividends and capital gains distributions of the fund

• shares purchased from the proceeds of redemptions of shares of a fund in the BNY Mellon Family of Funds, provided that (1) the repurchase occurs within 60 days following the redemption, and (2) the redemption and purchase are made in a share class that charges a front-end sales charge, subject to one of the following conditions being met:

o the redemption and repurchase occur in the same account

o the redemption proceeds are used to process an IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA)

• shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any CDSC due, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the fund’s prospectus

• purchases of Class A shares for a 529 plan account through a rollover from either another education savings plan or a security used for qualified distributions

• purchases of Class A shares for a 529 plan account made for recontribution of refunded amounts

CDSC waivers on Class A shares purchased on the Edward Jones commission and fee-based platforms

The fund’s CDSC on Class A shares may be waived for shares purchased on the Edward Jones commission and fee-based platforms in the following cases:

• redemptions made upon the death or disability of the shareholder

• redemptions made through a systematic withdrawal plan, if such redemptions do not exceed 10% of the value of the account annually

• redemptions made in connection with a return of excess contributions from an IRA account

• redemptions made as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations

• redemptions made to pay Edward Jones fees or costs, but only if the redemption is initiated by Edward Jones

• shares exchanged in an Edward Jones fee-based program

• shares acquired through a Right of Reinstatement (as defined above)

• shares redeemed at the discretion of Edward Jones for accounts not meeting Edward Jones’ minimum balance requirements described below

Other important information for clients of Edward Jones who purchase fund shares on the Edward Jones commission and fee-based platforms

Minimum Purchase Amounts

• Initial purchase minimum: $250

• Subsequent purchase minimum: none

Minimum Balances

• Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

o A fee-based account held on an Edward Jones platform

o A 529 account held on an Edward Jones platform

o An account with an active systematic investment plan or LOI

Exchanging Share Classes

• At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund. Edward Jones is responsible for any CDSC due, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the fund’s prospectus.

Merrill

Purchases or sales of front-end (i.e., Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account are eligible only for the following sales load waivers (front-end or CDSC) and discounts, which differ from those disclosed elsewhere in the fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.

It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation. Additional information on waivers or discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to

ADDITIONAL INFORMATION (Unaudited) (continued)

review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

Front-end sales charge waivers on Class A shares purchased through Merrill

Shareholders purchasing Class A shares of the fund through a Merrill platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in the fund’s prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

• shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

• shares purchased through a Merrill investment advisory program

• brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account

• shares purchased through the Merrill Edge Self-Directed platform

• shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account

• shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement

• shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)

• shares purchased by eligible persons associated with the fund as defined in the fund’s prospectus (e.g., the fund’s officers or trustees)

• shares purchased from the proceeds of a mutual fund redemption in front-end load shares, provided (1) the repurchase is in a mutual fund within the same fund family, (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e., systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement

CDSC waivers on Class A shares purchased through Merrill

Fund shares purchased through a Merrill platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in the fund’s prospectus or the SAI:

• shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22(e)(3))

• shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits, as described in the Merrill SLWD Supplement

• shares sold due to return of excess contributions from an IRA account

• shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation

• front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g., traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund.

Front-end sales charge reductions on Class A shares purchased through Merrill

Shareholders purchasing Class A shares of the fund through a Merrill platform or account are eligible only for the following sales charge reductions (i.e., discounts), which may differ from those disclosed elsewhere in the fund’s prospectus or the SAI. Such shareholders can reduce their initial sales charge in the following ways:

• Breakpoint discounts, as described in the fund’s prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement.

• Rights of accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household.

• Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement.

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during the fiscal year ended March 31, 2024 as “exempt-interest dividends” (not generally subject to regular federal income tax). Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2024 calendar year on Form 1099-DIV which will be mailed in early 2025.

BOARD MEMBERS INFORMATION (Unaudited)

Independent Board Members

Joseph S. DiMartino (80)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-May 2023)

No. of Portfolios for which Board Member Serves: 85

———————

Francine J. Bovich (72)

Board Member (2015)

Principal Occupation During Past 5 Years:

• The Bradley Trusts, private trust funds, Trustee (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 69

———————

J. Charles Cardona (68)

Board Member (2014)

Principal Occupation During Past 5 Years:

• BNY Mellon ETF Trust, Chairman and Trustee (2020-Present)

• BNY Mellon Liquidity Funds, Director (2004-Present) and Chairman (2019-2021)

No. of Portfolios for which Board Member Serves: 35

———————

Andrew J. Donohue (73)

Board Member (2019)

Principal Occupation During Past 5 Years:

• Attorney, Solo Law Practice (2019-Present)

• Shearman & Sterling LLP, a law firm, Of Counsel (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 40

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Isabel P. Dunst (77)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Hogan Lovells LLP, a law firm, Retired (2019-Present); Senior Counsel (2018-2019); Of Counsel (2015-2018)

• Hebrew Union College Jewish Institute of Religion, Member of the Board of Governors (2015-Present)

• Bend the ARC, a civil rights organization, Board Member (2016-December 2021)

No. of Portfolios for which Board Member Serves: 22

———————

Nathan Leventhal (81)

Board Member (2009)

Principal Occupation During Past 5 Years:

• Lincoln Center for the Performing Arts, President Emeritus (2001-Present)

• Palm Beach Opera, President (2016-Present)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., a public company that designs, sources, markets and distributes watches Director (2003-2020)

No. of Portfolios for which Board Member Serves: 51

———————

Robin A. Melvin (60)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Westover School, a private girls' boarding school in Middlebury, Connecticut, Trustee (2019-June 2023)

• Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois, Co-Chair (2014-March 2020); Board Member (2013-March 2020)

• JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021-June 2022)

Other Public Company Board Memberships During Past 5 Years:

• HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021-Present)

• HPS Corporate Capital Solutions Fund, a close-end management investment company regulated as a business development company, Trustee, (December 2023-Present)

• Northwestern Memorial Hospital, an academic medical center, Board Member (March 2024-Present)

No. of Portfolios for which Board Member Serves: 67

———————

Roslyn M. Watson (74)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Watson Ventures, Inc., a real estate investment company. Principal (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 40

———————

Benaree Pratt Wiley (77)

Board Member (2009)

Principal Occupation During Past 5 Years:

• The Wiley Group, a firm specializing in strategy and business development, Principal (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts, Director (2004-December 2020)

No. of Portfolios for which Board Member Serves: 56

———————

Tamara Belinfanti (48)

Advisory Board Member (2021)

Principal Occupation During Past 5 Years:

• New York Law School, Lester Martin Professor of Law (2009-Present)

No. of Portfolios for which Advisory Board Member Serves: 22

———————

Gordon J. Davis (82)

Advisory Board Member (2021)

Principal Occupation During Past 5 Years:

• Venable LLP, a law firm, Partner (2012-Present)

Other Public Company Board Memberships During Past 5 Years:

• BNY Mellon Family of Funds (53 funds), Board Member (1995-August 2021)

No. of Portfolios for which Advisory Board Member Serves: 38

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. Additional information about each Board Member is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Distribution, BNY Mellon Investment Management since February 2023; and Head of North America Product, BNY Mellon Investment Management from January 2018 to February 2023. He is an officer of 52 investment companies (comprised of 98 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 46 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Director of the Adviser since February 2023; Vice President of the Adviser since September 2020; and Director–BNY Mellon Fund Administration. He is an officer of 53 investment companies (comprised of 116 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 65 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; and Managing Counsel of BNY Mellon from March 2009 to December 2020. He is an officer of 53 investment companies (comprised of 116 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of BNY Mellon since April 2004.

SARAH S. KELLEHER, Secretary since April 2024 and Vice President since April 2014.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; and Managing Counsel of BNY Mellon from December 2017 to September 2021. She is an officer of 53 investment companies (comprised of 116 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 48 years old and has been an employee of BNY Mellon since March 2013.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since December 2021; and Counsel of BNY Mellon from August 2018 to December 2021. She is an officer of 53 investment companies (comprised of 116 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 33 years old and has been an employee of BNY Mellon since August 2013.

LISA M. KING, Vice President and Assistant Secretary since March 2024.

Vice President and Assistant Secretary. Counsel of BNY Mellon since June 2023; and Regulatory Administration Group Manager at BNY Mellon Asset Servicing from February 2016 to June 2023. She is an officer of 53 investment companies (comprised of 116 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 56 years old and has been an employee of BNY Mellon since February 2016.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon. He is an officer of 53 investment companies (comprised of 116 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 58 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Managing Counsel of BNY Mellon since March 2024; Counsel of BNY Mellon from June 2019 to February 2024; and Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019. She is an officer of 53 investment companies (comprised of 116 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 39 years old and has been an employee of BNY Mellon since June 2012.

JOANNE SKERRETT, Vice President and Assistant Secretary since March 2023.

Managing Counsel of BNY Mellon since June 2022; and Senior Counsel with the Mutual Fund Directors Forum, a leading funds industry organization, from 2016 to June 2022. She is an officer of 53 investment companies (comprised of 116 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 52 years old and has been an employee of the Adviser since June 2022.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 53 investment companies (comprised of 116 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since May 2016.

DANIEL GOLDSTEIN, Vice President since March 2022.

Head of Product Development of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023; and Senior Vice President, Development & Oversight of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 52 investment companies (comprised of 98 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Distributor since 1991.

JOSEPH MARTELLA, Vice President since March 2022.

Vice President of the Adviser since December 2022; Head of Product Management of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023; and Senior Vice President of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 52 investment companies (comprised of 98 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 47 years old and has been an employee of the Distributor since 1999.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager–BNY Mellon Fund Administration. He is an officer of 53 investment companies (comprised of 116 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 53 investment companies (comprised of 116 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 53 investment companies (comprised of 116 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Adviser from 2004 until June 2021. He is the Chief Compliance Officer of 52 investment companies (comprised of 103 portfolios) managed by the Adviser. He is 66 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 46 investment companies (comprised of 109 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 55 years old and has been an employee of the Distributor since 1997.

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For More Information

BNY Mellon Short Term Municipal Bond Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Insight North America LLC
200 Park Avenue, 7th Floor

New York, NY 10166

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: DMBAX Class D: DSIBX Class I: DIMIX Class Y: DMYBX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2024 BNY Mellon Securities Corporation 6219AR0324

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that J. Charles Cardona, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. Cardona is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $36,928 in 2023 and $37,666 in 2024.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $10,241 in 2023 and $10,210 in 2024. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2023 and $0 in 2024.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,342 in 2023 and $3,342 in 2024. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $8,158 in 2023 and $8,503 in 2024.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $594 in 2023 and $656 in 2024. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2023 and $0 in 2024.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $1,685,164 in 2023 and $1,839,548 in 2024.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

(i)	Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Short Term Municipal Bond Fund

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: May 21, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: May 21, 2024

By: /s/ James Windels

James Windels

Treasurer (Principal Financial Officer)

Date: May 21, 2024

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)